UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.______)

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Hancock Fabrics, Inc

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Hancock Fabrics, Inc.
One Fashion Way, Baldwyn, MS

NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS
to be held on
July 19, 2013

Dear Stockholder,

NOTICE IS HEREBY GIVEN that the 2013 Annual Stockholders’ Meeting (the “Annual Meeting”) of Hancock Fabrics, Inc., a Delaware Corporation (the “Company”) will be held at the Company’s headquarters at One Fashion Way, Baldwyn, Mississippi on Friday, July 19, 2013 at 3:00 p.m. CST, or as soon thereafter as a quorum shall be present, for the following purposes:

Proposals to be considered at the Annual Meeting:

(1)

To elect four members of the Board of Directors to hold office until the next Annual Stockholders’ Meeting or until their respective successors have been elected and qualified. The nominees are Sam P. Cortez, Steven R. Morgan, Steven D. Scheiwe and Neil S. Subin.

(2)	To ratify the appointment of Burr Pilger Mayer, Inc. as the Company’s independent registered public accounting firm for the fiscal year ending January 25, 2014.

(3)	To adopt an advisory non-binding vote to approve the compensation of our Named Executive Officers.

(4)	To adopt an advisory non-binding vote on the frequency of future advisory votes on executive compensation.

(5)	To consider and act upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only stockholders of record on the books of the Company at the close of business on May 21, 2013 will be entitled to vote at the meeting. Stockholders are cordially invited to attend the meeting.

The Board of Directors recommends a vote “FOR” All Nominees in Proposal 1, “FOR” Proposals 2 and 3, and “THREE YEARS” on  Proposal 4.

Vote By Internet: You May Vote Your Proxy When You View The Proxy Materials On The Internet. You Will Be Asked To Follow the Prompts to Vote Your Shares.

Vote In Person: At the meeting, you will need to request a ballot to vote the shares.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials which will include a proxy card.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned a proxy card.

Vote Your Proxy on the Internet:

Go to www.cstproxyvote.com
Have your notice available when you access the above website. Follow the prompts to vote your shares.

COMPANY ID:

PROXY NUMBER:

The Proxy Materials are available for review at:	ACCOUNT NUMBER:
http://www.cstproxy.com/hancockfabrics/2013

Hancock Fabrics, Inc.

One Fashion Way, Baldwyn, MS

Important Notice Regarding the Availability Of Proxy Materials For the Stockholders’ Meeting to Be Held On July 19, 2013

This is not a ballot. You cannot use this notice to vote the shares you hold in the Company.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before

July 11, 2013 to facilitate a timely delivery.

The following Proxy Materials are available to you to review at: http://www.cstproxy.com/hancockfabrics/2013

-     the Company’s Annual Report for the year ended January 26, 2013.

-     the Company’s 2013 Proxy Statement (including all attachments thereto).

-     the Proxy Card.

-     any amendments to the foregoing materials that are required to be furnished to stockholders.

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your company ID., 9-digit proxy number and 10-digit account number.

REQUESTING A PAPER OR E-MAIL COPY OF THE PROXY MATERIALS

By telephone please call 1-888-221-0690,
or
By logging on to http://www.cstproxy.com/hancockfabrics/2013
or
By email at: proxy@continentalstock.com

If by e-mail please include the company name and your account number in the subject line.